Note 12 - Inventories - Inventories by Category and Impact of Using LIFO Method (Details) - USD ($) $ in Thousands	Mar. 31, 2021	Mar. 31, 2020
Finished products	$ 317,654	$ 351,251
In process	25,175	31,173
Raw materials and supplies	128,987	173,474
Total	471,816	555,898
Less excess of FIFO cost over LIFO cost	128,672	144,267
Inventories	$ 343,144	$ 411,631